EMPLOYMENT AGREEMENT

               THIS AGREEMENT made this 1st day of August, 2000,

                                    BETWEEN:

                              LAZYGROCER.COM CORP.
                                (The "Employer")


                                    - and -

                                  STEPHEN BIRO
                                (The "Employee")


WHEREAS:

The Employer agrees to employ the Employee as its Chief Information Officer and the Employee accepts employment with the Employer.

In consideration of the mutual covenants and promises set forth below, the Employer and the Employee hereby agree that their relationship shall be governed by the following:

1. JOB DESCRIPTION -- The Employee shall provide services to the Employer as described in the job description, attached to this Agreement as SCHEDULE "A". The Employer may amend the job description from time to time, after full consultation between the Employer and the Employee.

2. TERM -- This Agreement shall be deemed to have commenced on the 1st day of August, 2000, and shall continue until terminated.


3.       COMPENSATION

         3.1 The Employer shall pay a salary to the Employee for his services under this Agreement at a starting base salary of $150,000.00 (Cdn.) per annum.

         3.2      The Employee's salary shall be paid as follows:

                  (a) $100,000.00 will be paid to the Employee in equal installments over the course of the year; and

                  (b) the remaining $50,000.00 will be paid to the Employee in either cash or in common shares of the company (at the then market value) on or before the anniversary of the date on which the Employee commenced his employment. The determination as to whether this payment of $50,000 will be paid in cash or in equity shall be at the sole discretion of the Employer. In the case of a partial year of service, the $50,000 will be paid on a pro-rated basis.

         3.3 The Employer may review and increase the Employee's salary on the anniversary date of the Employee's employment, taking into consideration, among other factors, cost of living, length of service, performance and overall financial position of the Employer.

         3.4 Salary due to the Employee shall be paid in arrears on every second Friday, or the last working day before these dates, or such other regular pay day as may be agreed upon between the Employer and the Employee.

         3.5      Deductions and Contributions

                  (a) The Employer shall withhold from each salary payment the statutory deductions for Employment Insurance ("EI") and Canada Pension Plan ("CPP") premiums, and federal and provincial income tax and such other deductions as may be required by law from time to time.

                  (b) The Employer shall make the required employer contributions to EI and CPP premiums and such other payments required to be made by employers by law, on behalf of the Employee and shall remit these together with the Employee deductions to the Receiver General for Canada, as required.


         3.6      Additional Compensation

                  In addition to the above enumerated compensation, the Employer will issue to the Employee 500,000 non-transferable options pursuant to the Employer's Stock Option Plan, each entailing the right to purchase one common share of the Employer and bearing an exercise price of $0.33 USD (thirty-three cents US Funds) per share, with 20 vesting dates (for 25,000 shares each) over 20 successive fiscal year quarters. The first vesting date shall be January 31, 2001. Upon notice of termination of the Employee's employment with the Employer, by either party, the Employee will have the right to exercise any options that have vested, for a period of 30 days. After this 30 day period, the options will immediately be terminated. The options will be governed by an option agreement which, when executed, will form part of this contract.

4.       BENEFITS

         You will be entitled to participate in the employee benefits plans as may be in effect at any given time at a level equivalent with other senior executives of the Employer.

5.       PERFORMANCE AND SUPERVISION

         5.1 The Employee has represented to the Employer that he has been involved in the software industry for the previous 10 years. The Employee shall exercise the reasonable care, skill, and diligence in performing the services set out in this Agreement commensurate with a person having similar experience.

         5.2 The Employee shall perform the duties required of him by the President and shall act in accordance with all reasonable, lawful directives given to him by the President and shall report from time to time, as may be required, to the President concerning his assigned tasks and activities.

         5.3 The parties agree that performance appraisals are important evaluative tools in the employment relationship, but are impractical at this early stage in the Employer's business. After consultation with the Employee, the Employer shall reconsider the need for performance appraisals on an annual basis. In the absence of regular formal performance appraisals, it will be the responsibility of the President of the Employer to advise the Employee of instances when the Employee's performance does not meet the standard set out in this agreement.

         5.4 The Employee shall use his best efforts to promote the interests of the Employer, shall not disclose the business of the Employer, and shall not use for his own purposes or for the purposes of any other organization or individual any information he may acquire concerning the operation of the Employer.

         5.5 The Employee shall be provided with all necessary information regarding the policies and procedures of the Employer and its operations required in the performance of the services set out in this Agreement, as they are amended from time to time.


6.       CONFIDENTIALITY AND COPYRIGHT

         6.1 The Employee shall keep confidential any information obtained about any employee of the Employer obtained in the course of his employment, except where that information is required for the functioning of the Employer, in which case, the Employee shall give the information only to the party that requires the information.

         6.2 The Employee shall use discretion in releasing information about the business and affairs of the Employer in any matter where the Employer's interest may be harmed by the release of such information.

         6.3 Upon termination of employment, the Employee shall deliver to the Employer all documents, correspondence, plans, or other written material and any copies thereof, and other physical property which belongs to the Employer or is obtained during the course of employment.

         6.4 All written materials, plans, models, software, coding or other materials (the "Works") in which copyright or property rights can exist which are prepared by the Employee in the course of his employment shall be the sole property and copyright of the Employer, and the Employee hereby waives moral rights in said Works.


7.       EMPLOYEE'S RIGHTS

         7.1 There shall be no discrimination with respect to the Employee by reason of age, marital status, family status, membership in political parties, sex, sexual orientation, race, ancestry, place of origin, colour, ethnic origin, citizenship, creed, handicap (where the handicap does not prevent the Employee from performing the major duties of the position with reasonable accommodation on the part of the Employer), or educational background, or on any further ground as might be enumerated in the Ontario Human Rights Code.

         7.2 There shall be no discrimination with respect to the Employee by reason of membership in a collective bargaining unit, or for exercising his rights under a collective agreement.

         7.3 The Employer shall abide by all requirements placed on employers under the Occupational Health and Safety Act.


8.       DISCIPLINE

         8.1 The Employer has the right to discipline the Employee for cause. Discipline shall be "progressive"; that is, normally discipline shall increase in severity if a form of unsatisfactory  behavior  is  repeated  or  if  a  pattern  of unsatisfactory behavior develops. Discipline shall be administered by the President. In the case of suspension or discharge, the President may act only with the approval of the Board of Directors.


9.       NON COMPETITION AGREEMENT

         The Employee acknowledges and agrees that it is a condition of this Employment Contract that he enter in to a non-competition agreement in the form attached hereto as SCHEDULE "B".

10.      TERMINATION AND JOB SECURITY

         10.1 The Employer may terminate the services of the Employee under this Agreement, as follows:

                  a.       for cause, without notice or pay in lieu of notice;

                  b. because the Employer no longer wishes to maintain a position with substantially similar duties, or substantially alters the job description so that the Employee is not competent to perform the position as newly defined;

                  c.       without cause.

         10.2 If the discharge is for either of the reasons given in subparagraphs 10.1 b or 10.1 c above, the Employer shall pay the Employee 4 weeks' salary for every full year the Employee has been in the employ of the Employer thereafter, up to a maximum of 12 months' salary. The amount of compensation paid shall be reduced by the amount of notice given.

         10.3 The Employee may terminate this Agreement upon no less than 60 days' written notice to the Employer.

11.      HOURS OF WORK

         The Employee and Employer acknowledge and agree that due to the nature of the employment duties and functions contemplated by this agreement, there shall be no minimum and maximum scheduled hours of work. The Employee shall report to work in the normal course on a timely basis and shall perform all duties and functions required of him pursuant to the terms and conditions of this Agreement.


12.      HOLIDAYS

         12.1 The Employee is entitled to a paid holiday at his regular rate of pay on each of the following public holidays:

                 o         New Year's Day
                 o         Good Friday
                 o         Victoria Day
                 o         Canada Day
                 o         Simcoe Day
                 o         Labour Day
                 o         Thanksgiving Day
                 o         Christmas Day
                 o         Boxing Day

         12.2 When a public holiday falls on a non-working day, the Employee may take a holiday on either the last working day before or the first working day after the holiday, as may be agreed upon between the Employer and the Employee.

         12.3 Where a public holiday falls during the Employee's vacation, the day shall be considered a paid holiday and shall not count as a vacation day.

13.      VACATION

         13.1 Subject to paragraph 13.2, the Employee is entitled to 4 weeks' paid vacation in the first and second year of employment. Vacation is subsequent years thereafter shall be agreed to by the Employer and Employee.

         13.2 The Employee's vacation schedule shall be arranged by agreement between the Employee and the President to conform with the work requirements of the Employer. Approval for vacation time shall not be unreasonably withheld.

         13.3 No vacation benefits shall accrue to the Employee during an unpaid leave of absence, but vacation time shall accrue during an unpaid leave, in accordance with the Employment Standards Act.


14.      SICK LEAVE

         14.1 Subject to paragraph 14.2, the Employee is entitled to leave with pay in the event of ill health in the amount of 1 day for each 2 months of employment to a maximum of 6 days per year. Unused sick leave may accumulate to a maximum of 10 days. Sick leave may be used in advance at the Employer's discretion and where sick leave is exhausted, unpaid sick leave may be granted at the Employer's discretion.

         14.2 An Employee absent due to sickness or disability shall notify the President, of his inability to report to work and shall, at the time of notification, indicate the probable duration of the absence. Such notification must be made by the Employee, unless the nature of the sickness or disability makes this impossible and this can be corroborated to the satisfaction of the Employer.

         14.3 The Employer shall have the right to require medical evidence satisfactory to the Employer for the purpose of verification of absence due to sickness or disability or for the purpose of determining fitness or unfitness to work.

15.      MISCELLANEOUS LEAVE

         15.1 Personal Leave -- Personal leave without remuneration may be granted by the President in consultation with the Board of Directors.

         15.2 Family Illness -- Where no one other than the Employee can provide care during the illness of an immediate family member or significant other, the Employee may use a maximum of 3 days' paid leave per occasion for this purpose, to a maximum of 6 days per calendar year.

         15.3 Pregnancy, Parental and Adoption Leave -- The Employer will grant the Employee unpaid leave for the purposes of parental or adoption leave in accordance with current provisions of the Employment Standards Act.

         15.4 Compassionate/Bereavement Leave -- The Employee is allowed up to 5 days paid leave per occasion in the case of death of an immediate family member or significant other. The Employer shall grant such further leave on an unpaid basis as the Employee shall require in the event of such a death.

         15.5 Jury Duty -- The Employee shall receive paid leave if called to jury duty or subpoenaed as a witness to a maximum of 3 weeks. Monies received as a result of jury duties or attendance as a witness, less actual expenses incurred, shall be paid to the Employer during the initial three week period, after which time such monies shall be retained by the Employee.

16. EXPENSES -- The Employee is entitled to reimbursement for the following expenses reasonably incurred in the performance of work duties, on presentation of valid receipts or documentation:

                  a. automobile travel at the current Ontario Government rate;

                  b.       actual fares for public transit;

                  c. actual expenses for parking, taxi cab, train, bus or air travel; and

                  d. hotel expenses when the Employee is required for purposes of his employment to remain away from home overnight.

         The above shall not include the cost of daily travel to or from work, or parking while at work. However, the Employer shall make parking spaces available to the Employee at no cost to the Employee as space permits.

         Significant expenses incurred by the Employee during the course of Employment shall be approved by the President.


17.      PERSONNEL RECORDS

         17.1 A personnel file for the Employee shall be kept in the office of the Employer. The file shall contain the following:

                  (a)      copies  of all  letters of  agreement  and  contracts
                           between  the  Employer  and   the  Employee  and  the
                           attached schedules;

                  (b)      payroll information;

                  (c)      termination and other notices; and

                  (d)      any  other   information  respecting  employment  and
                           performance.

         17.2     Personnel records  shall be kept for at least 24  months after
                  the  termination  of  the  Employee's   employment  with   the
                  Employer.

         17.3 The Employee shall have a right of access to his personnel file at any time, in the presence of a representative of the President or his designate. The Employee shall have the right to make copies of any of the contents, to add any documents and/or written comments to the file at any time and to see any evaluations or comments on his job performance as they are placed in the file.

         17.4 Access to personnel records shall be limited to the President, the Board of Directors and the Employee. It is also understood that those who have access to the file will use the information gained only in relation to matters relevant to the running of the Employer and/or providing letters of reference for the Employee.


18. ENTIRE AGREEMENT -- This Agreement and the Schedules referenced herein shall comprise the entire agreement and understanding between the Employer and the Employee with respect to the subject matter in this Agreement and supersedes any prior agreement, representation or understanding with respect thereto.

19.      PERSONNEL POLICIES

         The parties acknowledge that the Employer does not at the present time, have in place a personnel policy. The Employee acknowledges and agrees that should the Employer develop a personnel policy during the term of this agreement, it will form part of this Agreement.

20. AMENDMENT -- Except as expressly provided herein, the terms and conditions of this Agreement may be amended at any time only by the mutual written agreement of the parties to this Agreement.

21. GOVERNING LAW -- This Agreement shall be governed by the laws of the Province of Ontario and the laws of Canada applicable hereto.

22. EMPLOYEE ACKNOWLEDGEMENT -- The Employee acknowledges that he has read and understands the terms of this Agreement and that the Employer has advised him that the foregoing substantially alters, removes, supplants and supersedes his common law rights. The Employee acknowledges that the Employer has advised him to seek independent legal advice prior to executing this Agreement.

IN WITNESS WHEREOF the Employer, through its duly authorized officers has executed this agreement and has affixed its corporate seal on this document, and the Employee has executed this agreement in the presence of the witness whose name is set out below.





                                     NAME:

                                     TITLE:
                                     c/s

I have the authority to
bind the Corporation.

                   SCHEDULE "B", EMPLOYMENT AGREEMENT                    Page 10

                     )
SIGNED, SEALED  AND  DELIVERED  in
the presence of: ) ) )
                     )
Witness  ) STEPHEN BIRO

                                  SCHEDULE "A"

                                 JOB DESCRIPTION

Responsibilities include participation in executive and corporate decision-making, designing architecture of Information Technology infrastructure, managing and IT staff, and overseeing the development of information systems. The CIO will be responsible for the maintenance and quality assurance of the LazyGrocer website, and the design of LazyGrocer's IT expansion plans.

Personnel reporting to the CIO will be all IT related staff, including Programmers, Developer, and the LAN Administrator.

                                  SCHEDULE "B"

                            NON COMPETITION AGREEMENT


Non-Competition Agreement made the 1st day of August, 2000.


BETWEEN:

                              LAZYGROCER.COM CORP.
                                (The "Employer")


                                       and


                                  STEPHEN BIRO
                                (The "Employee")



         WHEREAS the Employer or has entered into an Employment Agreement (the "Agreement") with the Employee;

         AND WHEREAS the entering into of this Non Competition Agreement is a condition of the Employment Agreement;

         NOW THEREFORE in consideration of the mutual covenants and promises contained herein and in the Employment Agreement it is agreed by and between the parties hereto as follows:


                                    ARTICLE 1
                                 INTERPRETATION

1.1 Definitions. In this Agreement, the following terms shall have the meanings set out below unless the context requires otherwise:

SCHEDULE "C", EMPLOYMENT AGREEMENT


                  (a) "affiliate" means, with respect to any Person, any other Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, and includes any Person in like relation to an affiliate. A Person is deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; and the term "controlled" has a corresponding meaning.

                  (b) "Agreement" means this Non Competition Agreement, including any schedules to this Agreements it or they may be amended from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions refer to this Agreement and not to any particular Section or other portion of this Agreement.

                  (c) "Information" means any information proprietary to the Employer concerning the Employer's business and affairs or the business and affairs of an affiliate, and without limitation includes busniess plans, business processes, inventions and documents relating to business plans, business processes and inventions, whether in writing, orally communicated or stored in electronic form.

                  (d) "Person" is to be broadly interpreted and includes an individual, a corporation, a partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

                  (e) "Restriction Period" for purposes of this Agreement, means the period commencing on the date of this Agreement and ending three (3) years from the date of the termination of the Employment Agreement.

1.2 Article and Section Headings. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless the context requires otherwise, references in this Agreement to Sections or Schedules are to Sections or Schedules of this Agreement.

1.3 Number and Gender. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

                                    ARTICLE 2
                                NON-SOLICITATION


2.1 Non-Solicitation. The Employee will not, at any time during the Restriction Period, without the prior written consent of the Employer, directly or indirectly, either alone or in conjunction with any individual or firm, corporation, association or other entity, whether as principal, agent, covenantor, employee, creditor or in any other capacity whatsoever, engage or hire or attempt to solicit away from the Employer any employees of the Employer.


                                    ARTICLE 3
                                 NON COMPETITION

3.1               Non  Competition and  Restriction  Period.  For  a period of 1
(one) year from the effective date of termination of the Employment Agreement, the Employee shall not:

         a. be directly or indirectly engaged in any company or firm which is a direct competitor to the Employer or its affiliates in any province in Canada where the Employer is carrying on business;

         b. be employed by any other similar business which may start up in Canada;

         c. intentionally act in any manner that is detrimental to the relations between the Employer and its customers, employees, dealers, affiliates or other persons; and

         d. solicit any of the customers of the Employer or its affiliates or be connected with any person, firm or corporation soliciting or servicing any of the customers of the Employer.

3.2 The Employee acknowledges that by reason of employment with the Employer, he will develop a close working relationship with the Employer's customers, clients and affiliates, gain a knowledge of the Employer's methods of operation, and acquire and be exposed to Information or materials confidential to the Employer generally, all of which would cause irreparable harm and injury to the Employer if made available to a competitor or if used for competitive purposes.

3.3 The Employee acknowledges and agrees that the foregoing time and geographic limitations pursuant to this Agreement are reasonable and properly required for the adequate protection of the exclusive property and business of the Employer, and in the event that any such time or geographic limitation is found to be unreasonable by a court, then the Employee agrees to be bound to such reduced time or geographic limitation as said court deems to be reasonable.

3.4 The Employee acknowledges and agrees and understands that without prejudice to any and all remedies available to the Employer, an injunction is the only effective remedy for any breach of the Employee's covenants under this Section and that the Employer would suffer irreparable harm and injury in the event of any such breach and that monetary damages shall be inadequate to compensate the Employer for the breach. Accordingly, the Employee hereby agrees that the Employer may apply for and have injunctive relief, including an interim or interlocutory injunction, in any court of competent jurisdiction or threatened breach thereof. The Employee further agrees that the Employer may apply for said injunctive relief. The terms and conditions regarding injunctive relief are more particularly described in Article Four herein.

3.5 The Employee understands and agrees that the restrictions and covenants imposed pursuant to the terms of this Agreement and the Employment Agreement constitute a material inducement to the Employer to enter into this Agreement and the Employment Agreement to employ the Employee, and that the Employer would not enter into the Employment Agreement absent such inducement. The Employee agrees that the restrictions and covenants contained in this Section shall be construed independently of any other provision of this Agreement, and the existence of any claim or cause of action by the Employee against the Employer, whether predicated under this Agreement or the Employment Agreement or otherwise, shall not constitute a defense to the enforcement by the Employer of the restrictions and covenants contained herein and in the Employment Agreement.



                                    ARTICLE 4
                                 CONFIDENTIALLY

4.1 Confidentiality. The parties acknowledge that the Employee has had, and may have, access to confidential information belonging to the Employer and its affiliates. In addition to the covenants contained in the Employment Agreement, the Employee therefore undertakes that he shall not neither during the term of this Agreement not at any time thereafter:

                  (a) disclose the private affairs or secrets of the Employer or its affiliates, including any Information to any third party other than with the consent of the Employer; and

                  (b) use for his own purposes or for any purposes other than those of the Employer or its affiliates any confidential information that he may have relating to the businesses of the Employer or its affiliates.

                                    ARTICLE 5
                                     GENERAL

5.1 Severability. Each provision of this Agreement shall constitute a separate and distinct covenant shall be severable from all other such separate and distinct covenants contained in this Agreement. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforce ability of such provision in any other jurisdiction.

5.2 Reasonableness of Restrictions. The Employer and Employee agree that all restrictions in this Agreement are necessary and fundamental to the protection of the respective businesses of the parties and are reasonable and valid. All defenses to the strict enforcement of this Agreement against the parties or any of their Affiliates are hereby waived.

5.3 Successors and Assigns. This Agreement shall endure to the benefit of, and be binding on each of the Employer and Employee and their respective successors and permitted assigns. Neither party may assign or transfer, whether absolutely, by way of security of otherwise, all or any part of its respective rights or obligations under this Agreement without the prior written consent of the other.

5.4 Amendment. No amendment of this Agreement shall be effective unless made in writing and signed by both of the parties.

5.5 Waiver. A waiver of any default, breach or non-compliance under this Agreement shall not be effective unless in writing and signed by the party to be bound by the waiver. No waiver shall be inferred from or implied but any failure to act or delay in acting by a party in respect of any default, breach or non-observance or by anything done or omitted to be done by any other party. The waiver by a party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that party's rights under this agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature)

5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract. Any action, suit or other legal proceeding commenced by any party hereto based upon, arising out of or otherwise with respect to this Agreement or the transactions contemplated hereby shall be commenced only in a court of the Province of Ontario.

5.7 Employee Acknowledgement. The Employee acknowledges that he has read and understands the terms of this Agreement. The Employee acknowledges that the Employer has advised him to seek independent legal advice prior to executing this Non Competition Agreement.


IN WITNESS WHEREOF the Employer, through its duly authorized officers has executed this agreement and has affixed its corporate seal on this document, and the Employee has executed this agreement in the presence of the witness whose name is set out below.





                                    NAME:

                                    TITLE:

I  have  the  authority  to
bind the Corporation.

SIGNED,  SEALED  AND  DELIVERED  in
the presence of: ) ) )
                     )
Witness              )
                     )       STEPHEN BIRO





                               LAZYGROCER.COM INC.

                                OPTION AGREEMENT
                                  Common Shares

THIS AGREEMENT made as of the 1st day of August, 2000.

BETWEEN:

                              LAZYGROCER.COM INC.,
        a corporation incorporated under the laws of the State of Florida

                     (hereinafter called the "Corporation")

AND:
                                  Stephen Biro,
                 of the City of Ottawa in the Country of Canada

                       (hereinafter called the "Grantee"),

WHEREAS:

Pursuant to a resolution dated whereby the Board has granted effective August 1, 2000 (the "Date of the Grant") to the Grantee, the Option to purchase the number of Shares of the Corporation hereinafter referred to based on the Fair Market Value thereof on the Date of the Grant.

            NOW THEREFORE in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) and the covenants contained herein the parties hereto covenant and agree as follows:

1.       Definitions

         1.1 Unless the context otherwise specifies or requires, in this Agreement the following terms shall have the meanings specified in this paragraph:

(a) "Agreement" "hereto", "herein", "hereof", "hereunder" and similar expressions refer to this Option Agreement and not any particular paragraph or any particular portion of this agreement and includes all schedules attached to this agreement;

(b) "Board" means the board of directors of the Corporation as the same may be constituted from time to time;

(c) "Date of Grant" means for any Option, the date specified by the Board at the time it grants the Option;

(d) "Disability" means the permanent and total disability as determined under procedures established by the Board for the purposes of this Agreement;

(e) "Exercise Price" means the price per Share as determined herein from time to time;

(f) "Option" means a non-transferable option to purchase Shares granted pursuant to this Agreement;

(g) "Shares" means the common shares of the Corporation issued and outstanding from time to time.

         1.2 Capitalized terms not defined herein shall have the meaning prescribed in the LazyGrocer.com, Inc. 2000 Stock Option Plan, the terms of which are included herein by reference.

2.       Grant of Options

The Corporation hereby confirms the grant to the Grantee of an Option, which shall be treated as an ISO, to purchase from the Corporation up to 500,000 presently unissued Shares, at an Exercise Price of $0.10 per Share being the Fair Market Value thereof on the Date of the Grant and subject to the terms and conditions hereinafter set out.

3.       Expiry of Option

The term of the vested Options shall be from the date hereof and shall expire on the earlier of the following:

(a)      5 years following the Date of Grant;

(b) 30 days following the termination of employment without cause of the Grantee or termination of the Grantee's consulting contract by the Corporation or an Affiliate for any reason, other than a failure of the Grantee to fulfill the terms of the consulting contract, as applicable;

(c)      the period specified in a notice given pursuant to paragraph 7 hereof;

(d) 1 day prior to the termination of employment for cause of the Grantee or to the termination of the Grantee's contract by the Corporation or an Affiliate for failure of the Grantee to fulfil the terms of the consulting contract, as applicable; and

(e)      120 days following the Disability, retirement or death of the Grantee.

4.       Vesting

The Options will become immediately exercisable and vest in respect of any and all Shares not yet exercised upon the determination of the Board, in its sole discretion and on such terms and conditions as it deems appropriate.

5.       Exercise of Option

The Option shall be exercisable at any time from time to time during the term thereof with respect to all or any lesser number of the Shares referred to in
Section 2 that have vested in accordance with Section 4 by written notice given to the Corporation in the form attached hereto as Schedule "A" to this Agreement specifying the number of Shares in respect of which such Option is being so exercised at such time, accompanied by cash, certified cheque, bank draft, money order or such other means as may be specified by the Board in favour of the Corporation in payment in full for such Shares at the price per Share specified in Section 2, whereupon the purchase pursuant to the said Option of the Shares so specified shall be deemed for all purposes to have been completed and the said Option exercised to such extent.

The Option shall be exercisable only by the Grantee during her lifetime or by the legal personal representative or representatives of the Grantee.

The Grantee shall not be entitled to either transfer, assign, gift or transfer the Shares to any person whatsoever or to pledge, hypothecate or in any way encumber the Shares without the written consent of the Corporation.

6.       Alterations of Capital Stock

If at any time after:

(a) a reconstruction, reorganization or recapitalization of the Corporation, or its consolidation, amalgamation or merger into or with another corporation; or

(b) a consolidation, subdivision or other change of the Shares then covered by the said Option, or the issue of further shares as a stock dividend;

(c) the Board shall determine that, in order to preserve as nearly as may be possible the original scope and intent of this agreement, the said Option should thereafter cover a different class and/or number of Shares and/or should be exercisable at a different Exercise Price per Share;

the Corporation shall give notice to the Grantee designating such new class, number and/or price, whereupon this Agreement shall, without further act or formality, be thereby amended accordingly, and any notice so given by the Corporation pursuant to a determination so made by its directors shall be final and binding for all purposes of this Agreement.

7.       Reorganization

Notwithstanding anything herein contained, in the event of a proposed reconstruction, reorganization or recapitalization of the Corporation, or its consolidation, amalgamation or merger into or with another corporation, the Corporation shall have the right to give written notice to any Grantee requiring such Grantee within the period specified in such notice (which in no event shall be shorter than 30 days following the giving of such notice) to exercise such Option with respect to all Shares covered thereby and not theretofore purchased by such Grantee. Upon such notice being given, such Grantee shall have the right to exercise such Option accordingly with such period and such option shall terminate at the expiry of such period with respect to all Shares covered thereby which shall not have been theretofore purchased thereunder.

8.       Notices

Any notice to be given pursuant to the provisions hereof shall be deemed to have been validly given if reduced to writing and either mailed by prepaid ordinary post or delivered to the party to whom the same is to be given at the following applicable address:

         the Corporation   LazyGrocer.com, Inc.
                           41 York Street, 3rd Floor
                           Ottawa, ON  K1N 5S7

         the Grantee or             ________________________________________
         the legal personal         ________________________________________
         representative or          ________________________________________
         representatives of         ________________________________________
         the Grantee                ________________________________________

or at such other address as the party to whom the same is given to be given shall have theretofore designated by notice given in the manner specified in this section; and any such notice shall be deemed to have been given on the day of delivery thereof or on the day following the day of mailing thereof in Canada or the United States, as the case may be.

9.       Further Assurances

The parties hereto shall do all further acts and things and execute all further documents reasonably required in the circumstances to effect the provisions and intent of this Agreement.

Applicable Law

This Agreement and the provisions hereof shall be governed and construed according to the laws of the State of New York.



10.      Assignment

This Agreement is not assignable by the Grantee or the legal personal representative or representatives of the Grantee.

11.      Entire Agreement

This Agreement together with the Schedule attached hereto constitutes the entire Agreement between the parties and supersedes all prior and contemporaneous agreements, understandings and discussions, whether oral or written, and there are no other warranties, agreements or representations between the parties except as expressly set forth herein.

12.      Agreement Binding

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representative, executors, administrators, successors and assigns.

13.      Waivers

No amendment, waiver or termination of this Agreement will be binding unless executed in writing by the parties to be bound hereby. No waiver of any provision of this agreement will be deemed or will constitute a waiver of any other provision, nor will any such waiver constitute a continuing waiver unless expressly provided.

14.      Counterparts

This Agreement may be executed in several counterparts, each of which together shall constitute one and the same instrument. The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the agreement bearing original signature forthwith upon demand.

         IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date first set forth above.

                        LAZYGROCER.COM, INC.


                        Per:
                            ------------------------------------
                        Title:
                            -----------------------------------



Witness to Grantee's Signature       Grantee

                                  SCHEDULE "A"
                              OPTION EXERCISE FORM


              TO EXECUTE THIS OPTION, COMPLETE AND RETURN THIS FORM

            The undersigned Grantee (or the Grantee's legal representative(s) permitted by the Option Agreement) hereby irrevocably elects to exercise this Option for the number of Shares of LazyGrocer.com, Inc. as set forth below:

(a)  Number of shares to be acquired:
                                                    --------------------
(b)  Option exercise price per share:              $
                                                    --------------------
(c)  Aggregate purchase price [(a) times (b)]:     $
                                                    --------------------

and hereby tenders a certified cheque for such aggregate purchase price, directing such Shares to be registered and a certificate therefore to be issued as directed below.

     DATED this  day of    , 20.


WITNESS TO EXECUTION       )
                           )
                           )
                           )     [NAME OF GRANTEE]
                           )
                           )
                              -------------------------
                           )     [SIGNATURE OF GRANTEE]

Direction as to Registration:


[Name of Registered Holder]